Exhibit 10.1

CONFIDENTIAL TREATMENT – REDACTED COPY

*** PURSUANT TO SECURITIES AND EXCHANGE COMMISSION REGULATIONS, CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AS NONMATERIAL AND LIKELY TO CAUSE COMPTEITIVE HARM IF PUBLICY DISLCOSED.

ADDENDUM #10

This Addendum #10 (“Addendum”) made and entered into this day of September 16, 2019 by and between DOOSAN INFRACORE CO., LTD., having its principal place of business at 7-11, Hwasu-dong, Dong-gu, Incheon, Korea (“SUPPLIER”) and POWER SOLUTION INTERNATIONAL, INC., an Illinois corporation (“PSI”), having its principal place of business at 201 Mittel Drive, Wood Dale, Illinois, USA 60191, United States (PSI and its affiliates shall collectively be referred to herein as “BUYER”)

WITNESSETH:

WHEREAS, SUPPLIER and BUYER are the parties to the Supply Agreement dated December 11, 2007, as amended from time to time with the following Addenda (together, the”Agreement”) dated:

December 27, 2007,

August 28, 2008,

September 30, 2008,

December 11, 2008,

November 18, 2009,

December 31, 2009,

June 19, 2012,

July 31, 2014, and

October 18, 2017;

WHEREAS, the parties agree to extend the term of the Agreement until December 31, 2023 with Buyer maintaining exclusivity for Products in the Territory under the conditions stated herein;

WHEREAS, Buyer agrees to pay certain amounts for shortfalls in target volumes under the terms stated herein and Supplier agrees to allow Buyer to sell Weichai product under the conditions stated herein;

WHEREAS, the parties have agreed to amend the Agreement as of the Effective date on the following terms and conditions.

Now, THEREFORE, in consideration of the mutual covenants and promises contained herein, both parties agree as follows:

1.	Article 2 of the Agreement shall be partially amended as follows and any other conditions of the Agreement which are not discrepant from this amendment shall remain valid:

SUPPLIER shall have the authority to independently develop its own engine platform to meet global emissions requirements, including but not limited to Euro Stage 2, 3, 4 and 5 as well as Environmental Protection Agency (EPA) standards. SUPPLIER will not perform any degradation/deterioration factor or EPA certification testing or application until January 2023. Independent development shall mean SUPPLIER will research and develop said engine platform by itself using its own resources and will not directly or indirectly partner with any third party, including without limitation, BUYER’s existing or potential customers including, but not limited to, [***] and/or any of BUYER’s distributors or competitors such as [***], in each case without the prior written consent of BUYER.

2.	So long as any shortfall amount is paid as defined in paragraph 5 below,exclusivity regarding the Products and for the Territory for BUYER and SUPPLIER shall remain until December 31, 2023.

3.	Section 2.1 shall be deleted in its entirety and replaced by:

Other than products of General Motors (“GM”) and Weichai Power Co., Ltd. (“Weichai”) and/or any of their respective affiliates, BUYER will not be concerned or interested in products that have the same displacement or are designed to perform the same function as Products unless SUPPLIER is in breach of any term of this Agreement and/or fails to timely supply to BUYER with Products ordered hereunder in accordance with the terms hereof. If this provision or this Agreement is in or becomes in conflict with any other preexisting agreement to which BUYER and/or SUPPLIER or any of their affiliates is a party, the parties agree to negotiate in good faith modifications to this provision and this Agreement so as to eliminate such conflict.

Buyer will have access to distribute the Weichai engine platform for natural gas markets in North America. The Seller Produts and Weichai engine platforms have different value propositions and different target markets in North America and globally. Buyer will work to strategically position both products in the respective markets to maximize the sales and service opportunities of both engine platforms. Having this strategic control will help to allow Buyer to maximize the expansion of the Seller product range into the North American market while protecting market share with existing customers. Buyer will work to provide a rating matrix, detailing the power nodes and applications each product line will target.

4.	Article 12 (Term) of the Agreement shall be amended to read:

This Agreement shall be in full force until December 31, 2023 and may be automatically extended for additional 1-year terms unless SUPPLIER or BUYER gives the other party written notice of its intention not to extend the Agreement at least 6 months prior to the date of scheduled expiration.

5.	UPDATED PURCHASE COMMITMENT FOR 2019-2023

2019	2020	2021	2022	2023
$[***]	$[***]	$[***]	$[***]	$[***]

The purchase commitment amount listed above for each calendar year from BUYER is defined as the aggregate Products ordered by BUYER and invoiced by SUPPLIER pursuant to Article 4, in a calendar year defined as January 1 through December 31.

If the above purchase commitment amount is not met for any given year, for such year only, BUYER will compensate SUPPLIER for the shortfall as follows:

a.

if the actual purchase commitment amount is between the amount of $[***] and $[***], BUYER will compensate SUPPLIER, [***]% of the aggregate dollar amount shortfall from the $[***]. By way of example only, if the actual purchase amount for a calendar year is $[***], then BUYER will compensate SUPPLIER in the amount of $[***].

b.

if the actual purchase commitment amount for such year is below $[***], BUYER will compensate SUPLLIER, [***]% for the shortfall between [***] and [***] plus [***]% for any shortfall below $[***]. By way of example only, if the actual purchase commitment amount for a calendar year is $[***], then BUYER will compensate SUPPLIER in the amount of $[***].

Notwithstanding the foregoing, if the Oil Price Threshold (as defined below) is triggered in any calendar year, the purchase commitment amount will be adjusted downward according to the following:

a.

any shortfall to the adjusted purchase commitment amount will be paid [***]% of the first $[***] shortfall and [***]% for any additional shortfall beyond the $[***]. By way of an example, if the Oil Price Threshold reduces BUYER’s purchase commitment amount by $[***], then BUYER will compensate SUPPLIER, [***]% for purchase amounts below $[***] and $[***], and [***]% for any shortfall below $[***]. So, if BUYER’s actual purchase amount is $[***], then BUYER will compensate SUPPLIER in the amount of $[***].

Payment of shortfall for any year will be disbursed in 2 equal installments: the first payment will be paid on March 31 and the second payment will be paid on June 30 of the following year.

For the purpose of this Agreement, “Oil Price Threshold” is defined as the oil price listed on West Texas Intermediate (“WTI”), settled at Cushing, Oklahoma (https://markets.businessinsider.com/commodities/oil-price?type=wti). This threshold shall be split into 2 levels, as follows:

a.

if the price of oil on WTI for any particular day in a calendar year falls below $[***] but above $[***] (inclusive) per barrel on a 14-day trailing average basis, then the Level 1 Oil Price Threshold is triggered. Level 1 Oil Price Threshold will reduce the amount of purchase commitment of BUYER for a particular calendar year for the duration of the depressed oil price by [***]. By way of example, if throughout a particular calendar year, the price of oil on a 14-day trailing average remains below $[***] for a total of 56 days (does not have to be consecutive), then the purchase commitment amount for that year shall be reduced by $[***] [***] to $[***]. This breaks down to $[***] per day.

b.

if the price of oil on WTI for any particular day in a calendar year falls below $[***] per barrel on a 14-day trailing average basis, then the Level 2 Oil Price Threshold is triggered. Level 2 Oil Price Threshold will reduce the amount of annual purchase commitment of BUYER for the duration of the further depressed oil price by [***]%. By way of example, if throughout a particular calendar year, the price of oil on a 14-day trailing average remains below $[***] for a total of 56 days (does not have to be consecutive), then the purchase commitment for that year shall be reduced by $[***] [***] to $[***]. This breaks down to $[***] per day.

6.	Except as set forth herein, all of the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned parties have executed this Addendum #10 as of the date listed above.

BUYER		SUPPLIER

Power Solutions International, Inc.		Doosan Infracore Co., Ltd.

By:	/s/ John P. Miller	By:	/s/ Joon-ho Yoo
Company:	Power Solutions International, Inc.	Company:	Doosan Infracore Co., Ltd.